--------------------------------------------------------------------------------
GABELLI CAPITAL ASSET FUND
--------------------------

[Photo of Mario J. Gabelli, C.F.A., Portfolio Manager]

OBJECTIVE: Growth of capital. Current income is a secondary objective

PORTFOLIO: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

INCEPTION: May 1, 1995

NET ASSETS AT DECEMBER 31, 1999:  $176,086,158

Q. HOW DID THE FUND PERFORM FOR THE YEAR ENDED DECEMBER 31, 1999?

A: For the year ended December 31, 1999, the Gabelli Capital Asset Fund's (the "Fund") total return was 19.81%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000(3) Indices had returns of 21.04% and 21.35%, respectively, over the same period. For the three-year period ended December 31, 1999, the Fund's total return averaged 24.02% annually, versus average annual total returns of 27.56% and 13.08% for the S&P 500 and Russell 2000 Indices, respectively.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE IN 1999?

A: At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year."

How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value." Secondly, we look for a "catalyst" that will illuminate that underlying value.

The seeds for this year's performance harvest were sown four and five years ago when we were buying telecom munications, cable television, and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups and the identification of the catalysts that would show their value rewarded us in 1997, 1998 and again this year.

Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects. And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.

Q. IN WHAT SECTORS DO YOU SEE VALUE?

A: As aforementioned, we believe telecommunications, cable television, and media stocks still represent good long term value. Each of these industry groups has strong secular growth prospects and each group is undergoing substantial change spawned by technological advances and the ongoing elimination of regulatory barriers. The convergence of the telephone, computer and television is well underway. Those entities that control data transmis-
================================================================================
"FOR THE YEAR ENDED DECEMBER 31, 1999, THE GABELLI CAPITAL ASSET FUND'S TOTAL RETURN WAS 19.81%."
================================================================================
sion pipelines (wired and wireless telecommunications and cable television operators) and content and creativity providers (multimedia companies) will be major beneficiaries. We also expect to see further consolidation in these industries as companies seek to broaden their domestic and global franchises and realize economies of scale.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.

(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S. stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--
20
--

--------------------------------------------------------------------------------
One can also make a case for quality industrial cyclicals that were largely ignored by investors this year. At some point, investors will become wary of paying extremely rich valuations for 1999's market darlings and recognize that quality industrial cyclicals are excellent fundamental bargains.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2000?

A: The long term bull market in U.S. stocks has been fueled by low inflation, declining interest rates, strong corporate profit growth, and very favorable supply/ demand dynamics for equities. As we write, two of the four ingredients that have been propelling the market remain in place. Corporate profits are expanding at an attractive rate, and demand for equities continues to outpace supply. However, inflation has trended modestly higher and market interest rates are at two-year peaks.

Will inflation remain in the current comfort zone? That depends on whether the Federal Reserve Board (Fed) can effectively restrain the economy and whether increased productivity can continue to offset rising wages in a tight labor market. At present, nobody (including us) can answer these questions. However, we suspect that if the economy continues to expand at a rate in excess of 5.0% and the job market continues to tighten, there will be more serious inflationary implications and interest rates will move even higher. If this economic scenario unfolds, stocks will likely stall or perhaps correct. If the Fed succeeds in cooling down the economy and inflation and interest rates stabilize around current levels, stocks could advance in line with corporate earnings growth.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
----------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year .............................................. 19.81%
3 Years ............................................. 24.02%
Since Inception (5/1/95) ............................ 19.49%
--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

[Plot points to come]

[The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------
                    TOP TEN HOLDINGS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
    1. Liberty Media Group Cl. A
--------------------------------------------------------------------------------
    2. Telephone & Data Systems Inc.
--------------------------------------------------------------------------------
    3. Cablevision Systems Corp. Cl. A
--------------------------------------------------------------------------------
    4. Viacom Inc. Cl. A
--------------------------------------------------------------------------------
    5. Media General Inc. Cl. A
--------------------------------------------------------------------------------
    6. MediaOne Group Inc.
--------------------------------------------------------------------------------
    7. Chris Craft Industries Inc
--------------------------------------------------------------------------------
    8. El Paso Electric Co.
--------------------------------------------------------------------------------
    9. Citizens Utilities Co. Cl. B
--------------------------------------------------------------------------------
   10. USA Networks Inc.
--------------------------------------------------------------------------------
To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

                                                                              --
                                                                              21
                                                                              --

--------------------------------------------------------------------------------
GABELLI CAPITAL ASSET FUND
--------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

  ----------------------
  COMMON STOCKS -- 98.9%
  ----------------------

                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

AGRICULTURE -- 0.6%
   89,250  Archer-Daniels-Midland Co.    $ 1,490,053  $ 1,087,734
                                         -----------  -----------
AUTOMOTIVE -- 0.6%
   15,000  General Motors Corp.              988,750    1,090,312
                                         -----------  -----------
AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.9%
   50,000  Dana Corp.                      1,732,048    1,496,875
   70,000  GenCorp Inc.                      634,385      691,250
   68,000  Modine Manufacturing Co.        2,300,741    1,700,000
   40,000  Scheib (Earl) Inc.+               278,875      117,500
   60,000 Standard Motor Products Inc. 1,329,363 967,500 20,000 Superior Industries
             International Inc.              509,781      536,250
   35,000  Tenneco Automotive Inc.           322,819      325,937
   22,000  TransPro Inc.                     182,531      141,625
   60,000  Wynn's International Inc.         719,079      847,500
                                         -----------  -----------
                                           8,009,622    6,824,437
                                         -----------  -----------
AVIATION: PARTS AND SERVICES -- 1.7%
   18,000  AAR Corp.                         250,688      322,875
   50,000  Barnes Group Inc.               1,200,490      815,625
   16,000  Curtiss-Wright Corp.              470,869      590,000
   65,000  Fairchild Corp., Cl. A+         1,251,718      589,062
    7,500  Hi-Shear Industries Inc.           21,717       17,344
   22,000  Kaman Corp., Cl. A                315,843      283,250
   15,000  Moog Inc., Cl. A+                 404,750      405,000
                                         -----------  -----------
                                           3,916,075    3,023,156
                                         -----------  -----------
BROADCASTING -- 7.0%
   70,000  Ackerley Group Inc.               598,717    1,268,750
   55,000  Chris-Craft Industries Inc.+    2,374,656    3,966,875
   60,000  Granite Broadcasting Corp.+       685,316      607,500
   18,000  Gray Communications
             Systems Inc.                    326,825      318,375
   80,000  Gray Communications
             Systems Inc., Cl. B           1,015,413    1,080,000
   15,000  Hearst-Argyle Television Inc.+    285,505      399,375
   50,000  Liberty Corp.                   2,460,502    2,109,375
   19,000  United Television Inc.          1,676,374    2,616,062
                                         -----------  -----------
                                           9,423,308   12,366,312
                                         -----------  -----------
BUILDING AND CONSTRUCTION -- 0.6%
    2,222  Huttig Building Products Inc.+      8,642       10,972
   35,500  Nortek Inc.+                    1,035,180      994,000
                                         -----------  -----------
                                           1,043,822    1,004,972
                                         -----------  -----------
                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

BUSINESS SERVICES -- 0.1%
   35,000  Nashua Corp.+                  $  498,615   $  262,500
                                         -----------  -----------
CABLE -- 6.7%
   87,000  Cablevision Systems
             Corp., Cl. A+                   761,369    6,568,500
   60,000  MediaOne Group Inc.+            1,847,623    4,608,750
   10,000  UnitedGlobalCom Inc., Cl. A+       72,961      706,250
                                         -----------  -----------
                                           2,681,953   11,883,500
                                         -----------  -----------
COMPUTER SOFTWARE AND SERVICES -- 0.1%
   20,000  Tyler Technologies Inc.            43,700      110,000
                                         -----------  -----------

CONSUMER PRODUCTS -- 2.6%
  115,000  Carter-Wallace Inc.             1,873,303    2,062,812
   42,000  Gallaher Group plc, ADR           902,524      645,750
  100,000  General Cigar Holdings Inc.+      962,873      831,250
   18,000  General Cigar Holdings
             Inc., Cl. B+(a)                 164,173      149,625
   25,000  National Presto Industries Inc.   964,266      887,500
                                         -----------  -----------
                                           4,867,139    4,576,937
                                         -----------  -----------
CONSUMER SERVICES -- 1.7%
  200,000  Rollins Inc.                    3,862,912    3,000,000
                                         -----------  -----------

DIVERSIFIED INDUSTRIAL -- 1.8%
   40,000  Ampco-Pittsburgh Corp.            639,126      405,000
   10,000  Crane Co.                         175,344      198,750
   40,000  GATX Corp.                      1,147,578    1,350,000
   58,000  Katy Industries Inc.              848,600      503,875
   19,000  Myers Industries Inc.             266,569      299,250
   50,000  WHX Corp.+                        514,794      450,000
                                         -----------  -----------
                                           3,592,011    3,206,875
                                         -----------  -----------
ENERGY AND UTILITIES -- 6.6%
   35,000  Eastern Enterprises             1,371,875    2,010,312
  370,000  El Paso Electric Co.+           3,313,201    3,630,625
   20,000  Florida Progress Corp.            939,602      846,250
   10,000  Florida Public Utilities Co.      166,612      170,000
   85,000  Kaneb Services Inc.+              259,250      371,875
   10,000  New England Electric System       492,951      517,500
   20,000  Southwest Gas Corp.               522,646      460,000
    9,000  TNP Enterprises Inc.              343,042      371,250
   40,000  United Water Resources Inc.     1,344,500    1,367,500
   50,000  WICOR Inc.                      1,467,581    1,459,375
   10,000  Yankee Energy Systems Inc.        410,500      439,375
                                         -----------  -----------
                                          10,631,760   11,644,062
                                         -----------  -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

---
108
---

--------------------------------------------------------------------------------
                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

ENTERTAINMENT -- 14.5%
   77,000  Ascent Entertainment Group Inc.+ $870,278   $  976,937
    5,000  Disney (Walt) Co.                 129,492      146,250
   25,500  Fisher Companies Inc.           1,722,481    1,574,625
   36,000  GC Companies Inc.+              1,283,693      931,500
  181,000  Liberty Media Group, Cl. A+     1,138,968   10,271,750
    5,000  Seagram Co.                       169,625      224,688
   29,000  Time Warner Inc.                  584,210    2,100,687
   57,500  USA Networks Inc.+                786,615    3,176,875
  100,000  Viacom Inc., Cl. A+             1,656,274    6,043,750
                                         -----------  -----------
                                           8,341,636   25,447,062
                                         -----------  -----------
ENVIRONMENTAL SERVICES -- 0.3%
   60,000  EnviroSource Inc.+                191,935       46,200
   25,000  Waste Management Inc.             496,955      429,687
                                         -----------  -----------
                                             688,890      475,887
                                         -----------  -----------
EQUIPMENT AND SUPPLIES -- 9.6%
   35,000  AMETEK Inc.                       633,686      667,188
   35,000  Belden Inc.                       658,062      735,000
   25,000  CIRCOR International Inc.+        269,028      257,813
   38,000  CLARCOR Inc.                      723,141      684,000
    2,000  CTS Corp.                          14,963      150,750
   25,000  Cuno Inc.+                        469,302      517,578
   11,000  Eastern Co.                       189,462      171,875
  135,500  Fedders Corp.                     820,369      745,250
   70,000  Flowserve Corp.                 1,529,236    1,190,000
   11,000  Franklin Electric Co.             361,576      772,063
   85,000  Hussmann International Inc.     1,176,750    1,280,313
   38,000  IDEX Corp.                      1,112,725    1,154,250
   13,000  Kollmorgen Corp.                  208,144      160,063
   70,000  Mark IV Industries Inc.         1,290,963    1,238,125
   35,000  Navistar International Corp.+   1,020,358    1,658,125
   28,000  Pittway Corp.                     527,107    1,261,750
   30,000  Sequa Corp., Cl. A+             1,048,824    1,618,125
   50,000  SPS Technologies Inc.+          2,114,263    1,596,875
   25,000  UCAR International Inc.+          578,100      445,312
   40,000  Watts Industries Inc., Cl. A      557,285      590,000
                                         -----------  -----------
                                          15,303,344   16,894,455
                                         -----------  -----------
FINANCIAL SERVICES -- 3.5%
   22,000  Allstate Corp.                    636,172      528,000
   65,000  Argonaut Group Inc.             1,964,414    1,291,875
   30,000  Block (H&R) Inc.                1,323,538    1,312,500
   24,000  Mellon Financial Corp.            758,895      817,500
   47,000  Midland Co.                       706,479      975,250
   59,000  Pioneer Group Inc.+             1,362,151      929,250
    5,000  St. Paul Companies Inc.           158,125      168,438
    6,000  Waddell & Reed
             Financial Inc., Cl. A           136,800      162,750
                                         -----------  -----------
                                           7,046,574    6,185,563
                                         -----------  -----------
                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

FOOD AND BEVERAGE -- 6.7%
    5,000  Bestfoods Inc.                $   252,493   $  262,813
   10,000  Brown-Forman Corp., Cl. A         563,925      539,375
   85,000  Celestial Seasonings Inc.+        994,316    1,581,797
   50,000  Corn Products
             International Inc.            1,574,140    1,637,500
   40,000  General Mills Inc.              1,389,781    1,430,000
   18,000  Heinz (H.J.) Co.                  965,487      716,625
   42,000  Kellogg Co.                     1,546,537    1,294,125
   65,000  PepsiCo Inc.                    2,405,671    2,291,250
   22,660  Tootsie Roll Industries Inc.      400,141      746,364
   30,000  Twinlab Corp.+                    346,301      238,125
   80,000  Whitman Corp.                   1,266,773    1,075,000
                                         -----------  -----------
                                          11,705,565   11,812,974
                                         -----------  -----------
HEALTH CARE -- 2.4%
   30,000  American Home Products Corp.    1,291,758    1,183,125
  100,000  IVAX Corp.+                       953,380    2,575,000
    5,000  Warner-Lambert Co.                414,000      409,688
                                         -----------  -----------
                                           2,659,138    4,167,813
                                         -----------  -----------
HOTELS AND GAMING -- 3.6%
  140,000  Aztar Corp.+                      999,359    1,522,500
   15,000  Boca Resorts Inc., Cl. A+         143,876      146,250
  100,000  Gaylord Entertainment
             Co., Cl. A                    2,735,008    2,993,750
   80,000  Hilton Hotels Corp.             1,188,722      770,000
   90,000  Jackpot Enterprises Inc.          964,901      748,125
   30,000  Trump Hotels & Casino
             Resorts Inc.+                   215,792      101,250
                                         -----------  -----------
                                           6,247,658    6,281,875
                                         -----------  -----------
PAPER AND FOREST PRODUCTS -- 0.9%
  150,000  Pactiv Corp.+                   2,102,903    1,593,750
                                         -----------  -----------
PUBLISHING -- 7.6%
   33,000  Harcourt General Inc.           1,302,376    1,328,250
   24,000  Lee Enterprises Inc.              591,706      766,500
   25,000  McClatchy Newspapers
             Inc., Cl. A                     721,881    1,081,250
   92,000  Media General Inc., Cl. A       3,989,689    4,784,000
   13,000  Meredith Corp.                    267,779      541,937
   40,000  Penton Media Inc.                 605,042      960,000
    7,000  PRIMEDIA Inc.+                     87,573      115,500
   20,000  Pulitzer Inc.                     596,916      806,250
   45,100  Reader's Digest
             Association Inc., Cl. B       1,122,902    1,195,150
   85,000  Thomas Nelson Inc.              1,018,131      786,250
   10,000  Times Mirror Co., Cl. A           587,562      670,000
    6,000  Tribune Co.                       164,400      330,375
                                         -----------  -----------
                                          11,055,957   13,365,462
                                         -----------  -----------

                See accompanying notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

                                                                             ---
                                                                             109
                                                                             ---

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999 (Continued)

                                                         Market
  Shares                                      Cost        Value
-----------------------------------------------------------------

REAL ESTATE -- 1.1%
  125,000  Catellus Development Corp.+  $  2,027,651  $ 1,601,563
   35,000  Griffin Land & Nurseries Inc.+    493,263      402,500
                                         -----------  -----------
                                           2,520,914    2,004,063
                                         -----------  -----------
RETAIL -- 2.3%
    5,000  Aaron Rents Inc.                  100,625       88,750
   10,000  Aaron Rents Inc., Cl. A           199,750      182,500
   35,000  Albertson's Inc.                1,099,281    1,128,750
   10,000  Blockbuster Inc., Cl. A+          123,625      133,750
   10,000  Hannaford Bros. Co.               719,979      693,125
   40,000  Lillian Vernon Corp.              631,288      445,000
   53,000  Neiman Marcus Group Inc.+       1,409,652    1,427,688
                                         -----------  -----------
                                           4,284,200    4,099,563
                                         -----------  -----------
SATELLITE -- 0.8%
   20,000  COMSAT Corp.                      576,807      397,500
   10,000  General Motors Corp., Cl. H+      515,292      960,000
                                         -----------  -----------
                                           1,092,099    1,357,500
                                         -----------  -----------
SPECIALTY CHEMICALS -- 1.9%
   40,000  Bush Boake Allen Inc.+          1,087,692      982,500
   10,000  Dexter Corp.                      346,313      397,500
   40,000  Ferro Corp.                       795,700      880,000
   60,000  Omnova Solutions Inc.             476,259      465,000
   52,000  Sybron Chemicals Inc.+          1,378,505      611,000
                                         -----------  -----------
                                           4,084,469    3,336,000
                                         -----------  -----------
TELECOMMUNICATIONS -- 3.6%
   28,000  AT&T Canada Inc., Cl. B+          881,938    1,127,000
  250,000  Citizens Utilities Co., Cl. B+  2,700,319    3,546,875
   58,000  Rogers Communications
             Inc., Cl. B, ADR+               435,006    1,435,500
    5,000  Viatel Inc.+                      175,080      268,125
                                         -----------  -----------
                                           4,192,343    6,377,500
                                         -----------  -----------
WIRELESS COMMUNICATIONS -- 6.1%
   58,000  Rogers Cantel Mobile
             Communications Inc., Cl. B+     600,232    2,109,750
   68,000  Telephone & Data
             Systems Inc.                  2,837,053    8,568,000
                                         -----------  -----------
                                           3,437,285   10,677,750
                                         ===========  ===========
TOTAL COMMON STOCKS                      135,812,695  174,158,014
                                         -----------  -----------

Principal                                                Market
 Amount                                       Cost        Value
-----------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS -- 0.0%
U.S. TREASURY BILLS -- 0.0%
  $62,000  U.S. Treasury Bills,
             5.14% to 5.49%++,
             due 01/13/00 to 01/27/00   $     61,855  $    61,855
                                        ------------  -----------

TOTAL U.S. GOVERNMENT
   OBLIGATIONS
                                              61,855       61,855
                                        ------------  -----------

TOTAL INVESTMENTS -- 98.9%
                                        $135,874,550  174,219,869
                                        ============

OTHER ASSETS AND
  LIABILITIES (NET) -- 1.1%                             1,866,289
                                                      -----------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                 $176,086,158
                                                     ------------
-----------------------------------------------------------------

*For Federal tax purposes:

   Aggregate cost                                   $136,465,332
                                                    ============
   Gross unrealized appreciation                    $ 51,044,250
   Gross unrealized depreciation                     (13,289,713)
                                                    ------------
   Net unrealized appreciation                      $ 37,754,537
                                                    ============

(a)   Security fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

---
110
---

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
   Investments, at value (Cost $135,874,550)                      $ 174,219,869
   Cash                                                                  49,088
   Dividends and interest receivable                                    111,306
   Receivable for investments sold                                    1,871,593
   Receivable for Fund shares sold                                       91,510
   Deferred organizational expenses                                       6,578
                                                                  -------------
   TOTAL ASSETS                                                     176,349,944
                                                                  -------------

LIABILITIES:
   Payable for Fund shares redeemed                                      64,829
   Payable for investment advisory fees                                 146,556
   Other accrued expenses                                                52,401
                                                                  -------------
   TOTAL LIABILITIES                                                    263,786
                                                                  -------------
   NET ASSETS applicable to 10,072,178 shares
     outstanding                                                  $ 176,086,158
                                                                  =============

NET ASSETS CONSIST OF:
   Capital stock, at par value                                    $      10,072
   Additional paid-in capital                                       137,968,153
   Distributions in excess of net realized gain
     on investments                                                    (237,386)
   Net unrealized appreciation on investments                        38,345,319
                                                                  -------------
   TOTAL NET ASSETS                                               $ 176,086,158
                                                                  =============

   NET ASSET VALUE, offering and redemption
     price per share ($176,086,158 / 10,072,178
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value)                                     $17.48
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1999

INVESTMENT INCOME:
   Dividends                                                         $ 1,686,240
   Interest                                                              304,029
                                                                     -----------
   TOTAL INVESTMENT INCOME                                             1,990,269
                                                                     -----------

EXPENSES:
   Management fees                                                     1,656,001
   Custodian fees                                                         34,064
   Legal and audit fees                                                   33,333
   Directors' fees                                                        24,868
   Organizational expenses                                                19,998
   Shareholder services fees                                              12,170
   Miscellaneous expenses                                                  1,445
                                                                     -----------
   TOTAL EXPENSES                                                      1,781,879
                                                                     -----------
   NET INVESTMENT INCOME                                                 208,390
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
   Net realized gain on investments                                   17,364,582
   Net change in unrealized appreciation
     on investments                                                   12,026,657
                                                                     -----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS                                                   29,391,239
                                                                     -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                 $29,599,629
                                                                     ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                                             ---
                                                                             111
                                                                             ---

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,
                                                                    1999             1998
                                                               -------------    -------------
OPERATIONS:
  Net investment income                                        $     208,390    $     257,776
  Net realized gain on investments                                17,364,582        7,189,741
  Net change in unrealized appreciation on investments            12,026,657        5,528,146
                                                               -------------    -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            29,599,629       12,975,663
                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                             (208,945)        (257,776)
  Net realized gain on investments                               (16,915,440)      (7,198,434)
  In excess of net realized gain on investments                           --         (626,865)
                                                               -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (17,124,385)      (8,083,075)
                                                               -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions       8,249,947       45,118,114
                                                               -------------    -------------
  NET INCREASE IN NET ASSETS                                      20,725,191       50,010,702
NET ASSETS:
  Beginning of period                                            155,360,967      105,350,265
                                                               -------------    -------------
  End of period                                                $ 176,086,158    $ 155,360,967
                                                               =============    =============

                See accompanying notes to financial statements.

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

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NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

---------------
1. ORGANIZATION
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian").

----------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES.

     The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

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GABELLI CAPITAL ASSET FUND
--------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

ORGANIZATIONAL EXPENSES.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

-------------------------------------
3. AGREEMENTS WITH AFFILIATED PARTIES
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc.(formerly known as First Data Investor Services Group, Inc.), the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. PORTFOLIO SECURITIES
-----------------------

      Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $85,908,157 and $96,593,824, respectively.

-------------------------------
5. TRANSACTIONS WITH AFFILIATES
-------------------------------

      During the year ended December 31, 1999, the Fund paid brokerage commissions of $196,044 to Gabelli & Company, Inc. and its affiliates.

-----------------------------
6. CAPITAL STOCK TRANSACTIONS
-----------------------------

      Transactions in shares of capital stock were as follows:

                                    YEAR ENDED                      YEAR ENDED
                                DECEMBER 31, 1999               DECEMBER 31, 1998
                                -----------------               -----------------
                              SHARES         AMOUNT           SHARES         AMOUNT
                              ------         ------           ------         ------
Shares sold                   2,216,370    $ 39,308,449       4,460,537    $ 73,364,220
Shares issued upon re-
 investment of dividends      1,002,599      17,124,386         512,885       8,083,075
Shares redeemed              (2,738,935)    (48,182,888)     (2,262,453)    (36,329,181)
                           ------------    ------------    ------------    ------------
Net increase                    480,034    $  8,249,947       2,710,969    $ 45,118,114
                           ============    ============    ============    ============

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FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period:

                                                                           YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------
                                                          1999         1998         1997          1996        1995+
                                                        ------------------------------------------------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .............   $  16.20     $  15.31     $  11.55       $ 10.70     $ 10.00
                                                        --------     --------     --------       -------     -------
   Net investment income ............................       0.02         0.03         0.02          0.02        0.03(a)
   Net realized and unrealized gain on investments ..       3.15         1.74         4.88          1.16        0.80
                                                        --------     --------     --------       -------     -------
   TOTAL FROM INVESTMENT OPERATIONS .................       3.17         1.77         4.90          1.18        0.83
                                                        --------     --------     --------       -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ............................      (0.02)       (0.03)       (0.02)        (0.02)      (0.03)
   Net realized gain on investments .................      (1.87)       (0.78)       (1.12)        (0.31)      (0.09)
   In excess of net realized gain on investments ....         --        (0.07)       (0.00)(b)        --       (0.01)
                                                        --------     --------     --------       -------     -------
   TOTAL DISTRIBUTIONS ..............................      (1.89)       (0.88)       (1.14)        (0.33)      (0.13)
                                                        --------     --------     --------       -------     -------
   NET ASSET VALUE, END OF PERIOD ...................   $  17.48     $  16.20     $  15.31       $ 11.55     $ 10.70
                                                        --------     --------     --------       -------     -------

   TOTAL RETURN++ ...................................       19.8%        11.7%        42.6%         11.0%        8.4%
                                                        --------     --------     --------       -------     -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................   $176,086     $155,361     $105,350       $51,462     $26,364
Ratio of net investment income to average net assets        0.13%        0.19%        0.17%         0.21%       0.75%(c)
Ratio of operating expenses to average net assets (d)       1.08%        1.12%        1.17%         1.31%       1.78%(c)
Portfolio turnover rate .............................         54%          43%          65%           53%         81%

----------
+     From commencement of investment operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.

                See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
GABELLI CAPITAL ASSET FUND
--------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
GABELLI CAPITAL ASSET FUND
(A SERIES OF GABELLI CAPITAL SERIES FUND, INC.)

      We have audited the accompanying statement of assets and liabilities of the Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Fund, Inc.) including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund of Gabelli Capital Series Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP

New York, New York
February 11, 2000

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